                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                                 FIFTH AMENDMENT

            FIFTH AMENDMENT, dated as of August 12, 2004 (this "Amendment"), to
(a) the Amended and Restated Credit Agreement, dated as of April 25, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Interstate Bakeries Corporation, a Delaware corporation ("Holdings"), Interstate Brands Corporation, a Delaware corporation ("Brands" or the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, BNP Paribas, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank International", New York Branch, and SunTrust Bank, each as a co-documentation agent, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent") and (b) the Guarantee and Collateral Agreement, dated as of July 19, 2001 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), among Holdings, the Borrower and certain of their subsidiaries in favor of the Administrative Agent.

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

            WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement be amended as set forth below;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            SECTION 2. Amendments to Section 1.1 of the Credit Agreement [Defined Terms]. (a) Section 1.1 of the Credit Agreement is hereby amended by revising the definition of "Consolidated EBITDA" (i) to delete the following language from clause (a)(iv) thereof in its entirety: "(solely for the purpose of calculating Consolidated EBITDA for any four fiscal quarter period ended on or before May 29, 2004)" and (ii) to delete the date "August 24, 2002" from the proviso contained in clause (a)(vi) thereof and to substitute in lieu thereof the following: "the Fifth Amendment Effective Date".

            (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following defined term in its appropriate alphabetical order:

            "Fifth Amendment Effective Date": August __, 2004.

            (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined term "L/C Commitment" and substituting in lieu thereof the following:

            "L/C Commitment": $215,000,000.

            (d) Section 1.1 of the Credit Agreement is hereby further amended by deleting the pricing grid set forth in the definition of "Pricing Grid" and substituting in lieu thereof the following:

                  "Pricing Grid":  the table set forth below.

Facility  Applicable  Applicable  Applicable  Applicable  Applicable   Applicable   Applicable   Applicable
   Fee    Margin for  Margin for  Margin for  Margin      Margin for   Margin for   Margin for     Margin
  Rate    Eurodollar      ABR     Eurodollar  for ABR     Eurodollar   ABR Tranche  Eurodollar    for ABR
           Revolving   Revolving   Tranche A  Tranche A   Tranche B         B        Tranche C   Tranche C
             Loans       Loans    Term Loans  Term Loans  Term Loans   Term Loans   Term Loans   Term Loans
--------     -----       -----    ----------  ----------  ----------   ----------   ----------   ----------
  .500%      3.00%       2.00%       3.50%      2.50%       3.75%         2.75%        3.50%       2.50%

            SECTION 3. Amendment to Section 6.1 of the Credit Agreement [Financial Statements]. Subsection 6.1(a) of the Credit Agreement is hereby amended by inserting the following language immediately after the term "90 days" set forth therein:

            "(or, with respect to the fiscal year ended May 29, 2004, 120 days)"

            SECTION 4. Amendment to Section 6.11 of the Credit Agreement [Additional Collateral, Etc.]. (a) Subsection 6.11(b) of the Credit Agreement is hereby amended by deleting the dollar amount "$10,000,000" contained therein and substituting in lieu thereof the dollar amount "$5,000,000".

            (b) Subsection 6.11(e) of the Credit Agreement is hereby amended by inserting the words, "and Section 6.13", immediately after the words "6.11(d) inclusive" set forth therein.

            SECTION 5. Amendment to Section 6 of the Credit Agreement [Affirmative Covenants]. Section 6 of the Credit Agreement is hereby amended by inserting the new Section at the end thereof in its entirety:

            "6.13 Real Estate Matters. With respect to each of the real properties set forth in Annex A hereto, within 90 days (which may be extended by the Administrative Agent in its sole discretion for up to 45 days) after the Fifth Amendment Effective Date (i) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) provide a mortgagee's title insurance policy (or policies) or marked up unconditional binder for such insurance with respect to such real property (and each such policy shall (A) be in an amount as agreed to between the Administrative Agent and the Borrower intended to reasonably approximate the fair market value of such real property; (B) insure that such Mortgage creates a valid first priority Lien on such real property free and clear of all defects and encumbrances, except Liens permitted hereunder and other encumbrances and defects reasonably acceptable to the Administrative Agent; (C) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (D) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70 and 10/17/84) (or equivalent policies) (provided, that no new survey shall be required for any such real property); (E) contain such endorsements and affirmative coverage as the Administrative Agent and the Borrower shall reasonably agree, and (F) be issued by title company reasonably satisfactory to the Administrative Agent), (iii) deliver to the Administrative Agent copies of any existing survey with respect to such real property, and (iv) provide reasonably satisfactory evidence of flood insurance for any such real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968."

            SECTION 6. Amendments to Section 7.1 of the Credit Agreement [Financial Condition Covenants]. (a) Subsection 7.1(a) of the Credit Agreement is hereby amended by deleting the table set forth in such subsection in its entirety and substituting in lieu thereof the following table:

                                                        Consolidated
              Fiscal Quarter                            Leverage Ratio
              --------------                            --------------
              May 29, 2004                              4.00 to 1.00
              August 21, 2004 through May 28, 2005      4.50 to 1.00
              August 20, 2005                           4.25 to 1.00
              November 12, 2005 and thereafter          2.75 to 1.00

            (b) Subsection 7.1(b) of the Credit Agreement is hereby amended by deleting the table set forth in such subsection in its entirety and substituting in lieu thereof the following table:

                                                        Consolidated  Interest
              Fiscal Quarter                            Coverage Ratio
              --------------                            --------------
              May 29, 2004                              3.75 to 1.00
              August 21, 2004 through August 20, 2005   3.00 to 1.00
              November 12, 2005 and thereafter          5.00 to 1.00

            SECTION 7. Amendment to Section 7.6 of the Credit Agreement [Restricted Payments]. Section 7.6 of the Credit Agreement is hereby amended by
(a) inserting the words "before and", immediately after the words "so long as immediately", set forth in clause (iii) of the proviso therein and (b) deleting the words "and (B)" contained in clause (iii) of the proviso therein and substituting in lieu thereof the following:

            ", (B) the Borrower shall have senior secured credit ratings of no less than "BB-" by S&P and "Ba3" by Moody's, in each case with a stable outlook or better and (C)"

            SECTION 8. Amendment to Section 3 of the Guarantee and Collateral Agreement. (a) Section 3 of the Guarantee and Collateral Agreement is hereby amended by (A) renaming clauses (i) through (l) of the granting clause contained therein as clauses (j) through (m), respectively, and (B) inserting the following new clause (i) into the granting clause in appropriate order:

            "(i) all Inventory;"

            (b) Section 3 of the Guarantee and Collateral Agreement is hereby further amended by deleting the first sentence of the last paragraph thereof in its entirety and substituting in lieu thereof the following:

            "Notwithstanding the foregoing, "Collateral" shall not include (i) Vehicles or (ii) any "Excluded Property" (as defined below) until such time, if any, as the prohibitions causing such property to be Excluded Property have terminated (howsoever occurring)."

            SECTION 9. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

            (a) the Administrative Agent (or its counsel) shall have received a counterpart of the Amendment, executed and delivered by a duly authorized officer of each of (i) Holdings, (ii) the Borrower and (iii) each of the Lenders constituting the Required Lenders;

            (b) (i) an offering of junior capital shall have been consummated by Holdings, (ii) Holdings shall have received net proceeds of at least $95 million from such offering of junior capital and (iii) the documentation therefor shall be in form and substance reasonably satisfactory to the Administrative Agent;

            (c) the Borrower shall have prepaid (or shall have made arrangements reasonably satisfactory to the Administrative Agent to prepay) the September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005
      scheduled installments of the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans;

            (d) the Borrower shall have paid the reasonable fees and expenses of counsel to the Administrative Agent for which invoices have been timely presented prior to the Effective Date;

            (e) after giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing; and

            (f) the Administrative Agent shall have received (i) an amendment fee for the account of each Lender that consents to the Amendment in an amount equal to 0.25% of each such Lender's Commitment and (ii) such other fees as separately agreed between the Administrative Agent (or its Affiliates) and the Borrower.

            SECTION 10. Representations and Warranties. Each of the representations and warranties made by each of Holdings and the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and the amendments and waivers provided for herein.

            SECTION 11. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

      (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 12. Expenses. Holdings and the Borrower agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            SECTION 13. Affirmation of Guarantee and Collateral Agreement. The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Guarantee and Collateral Agreement and the other Loan Documents are and shall remain in full force and effect after giving effect to the foregoing Amendment.

            SECTION 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 15. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              INTERSTATE BRANDS CORPORATION, as Borrower

                              By:  /s/ Michael D. Kafoure
                                   --------------------------------------
                                   Name:  Michael D. Kafoure
                                   Title: President


                              INTERSTATE BAKERIES CORPORATION, as Guarantor

                              By:  /s/ Ronald B. Hutchinson
                                   --------------------------------------
                                   Name:  Ronald B. Hutchinson
                                   Title: Executive Vice President
                                          and Chief Financial Officer


                              IBC SALES CORPORATION, as Guarantor

                              By:  /s/ Michael D. Kafoure
                                   --------------------------------------
                                   Name:  Michael D. Kafoure
                                   Title: President


                              BAKER'S INN QUALITY BAKED GOODS, LLC, as
                              Guarantor

                              By:  /s/ Michael D. Kafoure
                                   --------------------------------------
                                   Name:  Michael D. Kafoure
                                   Title: President


                              IBC SERVICES, LLC, as Guarantor

                              By:  /s/ Thomas C. Apel
                                   --------------------------------------
                                   Name:  Thomas C. Apel
                                   Title: Treasurer

                              JP MORGAN CHASE BANK, as Administrative Agent, an Issuing Lender and a Lender

                              By:  /s/ Marion N. Schulman
                                   _________________________________
                                   Name:  Marion N. Schulman
                                   Title: Managing Director


                              HARRIS TRUST & SAVINGS BANK, as an Issuing
                              Lender and a Lender

                              By:  /s/ Karen Knudsen
                                   _________________________________
                                   Name:  Karen Knudsen
                                   Title: Managing Director

                                        HarbourView CLO IV
                                        (Name of Lender)


                                        By: /s/ Lisa Chaffee
                                            ------------------------------------
                                            Name:  LISA CHAFFEE
                                            Title: MANAGER

                                        HarbourView CLO V
                                        (Name of Lender)


                                        By: /s/ Lisa Chaffee
                                            ------------------------------------
                                            Name:  LISA CHAFFEE
                                            Title: MANAGER

                                        AURUM CLO 2002-1 LTD., as Assignee
                                        By Columbia Management Advisors, Inc. as
                                        Investment Manager.


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                            Name:  Eric S. Meyer
                                            Title: Vice President

                                        STEIN ROE & FARNHAM CLO 1 LTD.
                                        By Columbia Management Advisors, Inc. as
                                        Investment Manager.


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                            Name:  Eric S. Meyer
                                            Title: Vice President

                                        CoBank, ACB
                                        (Name of Lender)


                                        By: /s/ S. Richard Dill
                                            ------------------------------------
                                            Name:  S. Richard Dill
                                            Title: Vice President

                                        GLENEAGLES TRADING LLC


                                        By: /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:  DIANA M HIMES
                                            Title: ASSISTANT VICE PRESIDENT

                                        THE BANK OF NOVA SCOTIA
                                        (Name of Lender)


                                        By: /s/ V. Gibson
                                            ------------------------------------
                                            Name:  V. GIBSON
                                            Title: ASSISTANT AGENT

                                        Smoky River CDO, L.P.,
                                        By RBC Leveraged Capital as
                                        Portfolio Advisor


                                        By: /s/ Sanjai Bhonsle
                                            ------------------------------------
                                            Name:  Sanjai Bhonsle
                                            Title: Authorized Signatory

                                        AIMCO CLO SERIES 2001-A
                                        (Name of Lender)


                                        By: /s/ CHRIS GEORGEN
                                            ------------------------------------
                                            Name:  CHRIS GEORGEN
                                            Title:


                                        By: /s/ CHARLES D. MIRES
                                            ------------------------------------
                                            Name:  CHARLES D. MIRES
                                            Title:

                                        ALLSTATE LIFE INSURANCE COMPANY
                                        (Name of Lender)


                                        By: /s/ CHRIS GEORGEN
                                            ------------------------------------
                                            Name:  CHRIS GEORGEN
                                            Title:


                                        By: /s/ CHARLES D. MIRES
                                            ------------------------------------
                                            Name:  CHARLES D. MIRES
                                            Title:

                                        AIMCO CDO SERIES 2000-A
                                        (Name of Lender)


                                        By: /s/ CHRIS GEORGEN
                                            ------------------------------------
                                            Name:  CHRIS GEORGEN
                                            Title:


                                        By: /s/ CHARLES D. MIRES
                                            ------------------------------------
                                            Name:  CHARLES D. MIRES
                                            Title:

                                        BNP Paribas


                                        By: /s/ Jo Ellen Bender
                                            ------------------------------------
                                            Name:  Jo Ellen Bender
                                            Title: Managing Director


                                        By: /s/ Peter C. Labrie
                                            ------------------------------------
                                            Name:  Peter C. Labrie
                                            Title: Central Region Manager

                                        LOAN FUNDING IV LLC
                                        By: Highland Capital Management, L.P.
                                        As Portfolio Manager


                                        By: /s/ Todd Travers
                                            ------------------------------------
                                            Name:  Todd Travers
                                            Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                        COLUMBIA FLOATING RATE ADVANTAGE FUND
                                        By: Highland Capital Management, L.P.,
                                        its Investment Advisor


                                        By: /s/ Todd Travers
                                            ------------------------------------
                                            Name:  Todd Travers
                                            Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                        COLUMBIA FLOATING RATE LIMITED
                                        LIABILITY COMPANY
                                        By: Highland Capital Management, L.P.,
                                        its Investment Advisor


                                        By: /s/ Todd Travers
                                            ------------------------------------
                                            Name:  Todd Travers
                                            Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                        PAMCO CAYMAN LTD.
                                        By: Highland Capital Management, L.P.,
                                        its Investment Advisor


                                        By: /s/ Todd Travers
                                            ------------------------------------
                                            Name:  Todd Travers
                                            Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                        RESTORATION FUNDING CLO, LTD.
                                        By: Highland Capital Management, L.P.,
                                        its Investment Advisor


                                        By: /s/ Todd Travers
                                            ------------------------------------
                                            Name:  Todd Travers
                                            Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                        AgFirst Farm Credit Bank
                                        (Name of Lender)


                                        By: /s/ Felicia D. Morant
                                            ------------------------------------
                                            Name:  Felicia D. Morant
                                            Title: Vice President

                                        IKB Capital Corporation
                                        (Name of Lender)


                                        By: /s/ David Snyder
                                            ------------------------------------
                                            Name:  David Snyder
                                            Title: President
                                                   IKB Capital Corporation

                                        Wachovia Bank National Association
                                        (Name of Lender)


                                        By: /s/ Martha M. Winters
                                            ------------------------------------
                                            Name:  Martha M. Winters
                                            Title: Director

                                        U.S. AGBANK, FCB, fka FARM CREDIT BANK
                                        OF WICHITA, as a Lender


                                        By: /s/ Patrick Zeka
                                            ------------------------------------
                                            Name:  Patrick Zeka
                                            Title: Vice President

                                        DBS BANK LTD., LOS ANGELES AGENCY
                                        (Name of Lender)


                                        By: /s/ Charles Ong
                                            ------------------------------------
                                            Name:  Charles Ong
                                            Title: General Manager
                                                   DBS Bank Los Angeles

                                        LONG LANE MASTER TRUST IV



                                        By: /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:  DIANA M. HIMES
                                            Title: AUTHORIZED AGENT

                                        SRF 2000, INC.



                                        By: /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:  DIANA M. HIMES
                                            Title: ASSISTANT VICE PRESIDENT

                                        SRF TRADING, INC.



                                        By: /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:  DIANA M. HIMES
                                            Title: ASSISTANT VICE PRESIDENT

                                        ----------------------------------------
                                        (Name of Lender)



                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Name:
                                            Title:

                                        BANK HAPOALIM B.M.


                                        By: /s/ Laura Anne Raffa
                                            ------------------------------------
                                            Name:  LAURA ANNE RAFFA
                                            Title: EXECUTIVE VICE PRESIDENT


                                        By: /s/ Lenroy Hackett
                                            ------------------------------------
                                            Name:  LENROY HACKETT
                                            Title: FIRST VICE PRESIDENT

                                        PB Capital
                                        (Name of Lender)


                                        By: /s/ Christopher J. Ruzzi
                                            ------------------------------------
                                            Name:  Christopher J. Ruzzi
                                            Title: VP


                                        By: /s/ Lisa Moraglia
                                            ------------------------------------
                                            Name:  Lisa Moraglia
                                            Title: AVP

                                        Farm Credit Services of Missouri, PCA
                                        (Name of Lender)


                                        By: /s/ Michael D. Scherer
                                            ------------------------------------
                                            Name:  Michael D. Scherer
                                            Title: Vice President, Agribusiness

                                        Landmark II CBO Limited
                                        (Name of Lender)


                                        By: /s/ Aladdin Capital Management LLC
                                            ------------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: Director

                                        Landmark III CDO Limited
                                        (Name of Lender)


                                        By: Aladdin Capital Management LLC
                                            ------------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: Director

                                        Landmark III CDO Limited
                                        (Name of Lender)


                                        By: Aladdin Capital Management LLC
                                            ------------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: Director

                                        MASSMUTUAL/DARBY CBO LLC
                                        By: MassMutual/Darby CBO IM, Inc.
                                        as LLC Manager


                                        By: James M. Roy
                                            ------------------------------------
                                            Name:  James M. Roy
                                            Title: Vice President and
                                                   Assistant Treasurer

                                        UMB Bank, n.a.
                                        (Name of Lender)


                                        By: /s/ Bryan D. Edwards
                                            ------------------------------------
                                            Name:  Bryan D. Edwards
                                            Title: Vice President

                                        NORTHWOODS CAPITAL, LIMITED
                                        BY: ANGELO, GORDON & CO., L.P.,
                                            AS COLLATERAL MANAGER


                                        By: /s/ John W. Fraser
                                            ------------------------------------
                                            Name:  JOHN W. FRASER
                                            Title: MANAGING DIRECTOR

                                        NORTHWOODS CAPITAL II, LIMITED
                                        BY: ANGELO, GORDON & CO., L.P.,
                                            AS COLLATERAL MANAGER


                                        By: /s/ John W. Fraser
                                            ------------------------------------
                                            Name:  JOHN W. FRASER
                                            Title: MANAGING DIRECTOR

                                        NORTHWOODS CAPITAL III, LIMITED
                                        BY: ANGELO, GORDON & CO., L.P.,
                                            AS COLLATERAL MANAGER


                                        By: /s/ John W. Fraser
                                            ------------------------------------
                                            Name:  JOHN W. FRASER
                                            Title: MANAGING DIRECTOR

                                        NORTHWOODS CAPITAL IV, LIMITED
                                        BY: ANGELO, GORDON & CO., L.P.,
                                            AS COLLATERAL MANAGER


                                        By: /s/ John W. Fraser
                                            ------------------------------------
                                            Name:  JOHN W. FRASER
                                            Title: MANAGING DIRECTOR

                                        AMMC CDO II, LIMITED
                                        By: American Money Management Corp.,
                                            as Collateral Manager


                                        By: /s/ David P. Meyer
                                            ------------------------------------
                                            Name:  David P. Meyer
                                            Title: Vice President

                                        The Sumitomo Trust & Banking Co., Ltd.,
                                        New York Branch


                                        By: /s/ Elizabeth A. Quirk
                                            ------------------------------------
                                            Name:  Elizabeth A. Quirk
                                            Title: Vice President

                                        AURIUM CLO 2002-1 LTD., as Assignee
                                        By Columbia Management Advisors, Inc.
                                        as Investment Manager.

                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                            Name:  Eric S. Meyer
                                            Title: Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point CLO, Limited,
                                        as Term Lender


                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

                                        Farm Credit Services of Minnesota
                                        Valley, PCA dba
                                        FCS Commercial Finance Group

                                        By: /s/ James M. Grafing
                                            ------------------------------------
                                            Name:  James M. Grafing
                                            Title: SVP - Syndicated Finance

CALYON NEW YORK BRANCH, as successor to Credit Lyonnais


                                        By: /s/ Lee E. Greve
                                            ------------------------------------
                                            Name:  Lee E. Greve
                                            Title: Managing Director


                                        By: /s/ Julie Kanak
                                            ------------------------------------
                                            Name:  Julie Kanak
                                            Title: Director

                                        CHINATRUST COMMERCIAL BANK

                                        By: /s/ Eric Kan
                                            ------------------------------------
                                            Name:  Eric Kan
                                            Title: Lending Manager, SVP

                                        AMMC CLO III, LIMITED
                                        By: American Money Management Corp.,
                                            as Collateral Manager


                                        By: /s/ David P. Meyer
                                            ------------------------------------
                                            Name:  David P. Meyer
                                            Title: Vice President

     The terms set forth in this Assignment and acceptance are hereby agreed to:

                                        ASSIGNOR, BEAR STEARNS CORPORATE
                                        LENDING INC.

                                        By: /s/ Richard Bram Smith
                                            ------------------------------------
                                            Name:  RICHARD BRAM SMITH
                                            Title: SENIOR MANAGING DIRECTOR

                                        Oppenheimer Senior Floating Rate Fund
                                        (Name of Lender)

                                        By: /s/ Bill Campbell
                                            ------------------------------------
                                            Name:  Bill Campbell
                                            Title: Manager

                                        BANK OF AMERICA, N.A.

                                        By: /s/ William F. Sweeney
                                            ------------------------------------
                                            Name:  William F. Sweeney
                                            Title: Managing Director

                                        NATIONAL BANK OF KUWAIT, S.A.K.
                                        GRAND CAYMAN BRANCH


                                        By: /s/ Muhammad Kamal
                                            ------------------------------------
                                            Name:  Muhammad Kamal
                                            Title: General Manager


                                        By: /s/ Rex Richardson
                                            ------------------------------------
                                            Name:  Rex Richardson
                                            Title: Executive Manager

                                        STEIN ROE & FARNHAM CLO 1 LTD.
                                        By Columbia Management Advisors, Inc. as
                                        Investment Manager.

                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                            Name:  Eric S. Meyer
                                            Title: Vice President

                                        Toronto Dominion (New York), Inc.
                                        (Name of Lender)


                                        By: /s/ Stacy Malek
                                            ------------------------------------
                                            Name:  STACY MALEK
                                            Title: VICE PRESIDENT

                                        Commerce Bank, N.A.
                                        (Name of Lender)


                                        By: /s/ Lance Holden
                                            ------------------------------------
                                            Name:  LANCE HOLDEN
                                            Title: Senior Vice President

                                        TRS 1 LLC
                                        (Name of Lender)


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                            Name:  Deborah O'Keeffe
                                            Title: Vice President

                                        SunTrust Bank
                                        (Name of Lender)


                                        By: /s/ Michel A. Odermatt
                                            ------------------------------------
                                            Name:  Michel A. Odermatt
                                            Title: Managing Director

                                        ELT LTD.


                                        By: /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:  DIANA M. HIMES
                                            Title: AUTHORIZED AGENT

                                        HARBOUR TOWN FUNDING LLC


                                        By: /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:  DIANA M. HIMES
                                            Title: ASSISTANT VICE PRESIDENT

                                   Smoky River CDO, L.P.,
                                   By RBC Leveraged Captial as Portfolio Advisor


                                   By: /s/ Sanjai Bhonsle
                                       ---------------------------------------
                                       Name:  Sanjai Bhonsle
                                       Title: Authorized Signatory

ING PRIME RATE TRUST                      ING SENIOR INCOME FUND
By: Aeltus Investment Management, Inc.    By: Aeltus Investment Management, Inc.
    as its investment manager                 as its investment manager

By: /s/ Jason Groom                       By: /s/ Jason Groom
    ----------------------                    ----------------------
    Name:  JASON GROOM                        Name:  JASON GROOM
    Title: VICE PRESIDENT                     Title: VICE PRESIDENT



ML CLO XX PILGRIM AMERICA                 ML CLO XII PILGRIM AMERICA
(CAYMAN) LTD,                             (CAYMAN) LTD,
By: ING Investments, LLC                  By: ING Investments, LLC
    as its investment manager                 as its investment manager

By: /s/ Jason Groom                       By: /s/ Jason Groom
    ----------------------                    ----------------------
    Name:  JASON GROOM                        Name:  JASON GROOM
    Title: VICE PRESIDENT                     Title: VICE PRESIDENT



SEQUILS - PILGRIM I, LTD                  PILGRIM CLO 1999 - 1 LTD
By: ING Investments, LLC                  By: ING Investments, LLC
    as its investment manager                 as its investment manager

By: /s/ Jason Groom                       By: /s/ Jason Groom
    ----------------------                    ----------------------
    Name:  JASON GROOM                        Name:  JASON GROOM
    Title: VICE PRESIDENT                     Title: VICE PRESIDENT

                                          PILGRIM AMERICA HIGH INCOME
                                          INVESTMENTS LTD,
                                          By: ING Investments, LLC
                                              as its investment manager

                                          By: /s/ Jason Groom
                                              ----------------------
                                              Name:  JASON GROOM
                                              Title: VICE PRESIDENT

                                        SENIOR DEBT PORTFOLIO
                                        BY: BOSTON MANAGEMENT AND RESEARCH
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE SENIOR INCOME TRUST
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                      BY: EATON VANCE MANAGEMENT
                                          AS INVESTMENT ADVISOR
                                      (Name of Lender)


                                      By: /s/ Michael B. Botthof
                                          ------------------------------------
                                          Name:  Michael B. Botthof
                                          Title: Vice President

                                        OXFORD STRATEGIC INCOME FUND
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE CDO II, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE CDO III, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        COSTANTINUS EATON VANCE CDO V, LTD
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE CDO VI, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        GRAYSON & CO.
                                        BY: BOSTON MANAGEMENT AND RESEARCH
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        BIG SKY SENIOR LOAN FUND, LTD.
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE
                                        LIMITED DURATION INCOME FUND
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        TOLLI & CO
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        EATON VANCE SENIOR
                                        FLOATING-RATE TRUST
                                        BY: EATON VANCE MANAGEMENT
                                            AS INVESTMENT ADVISOR
                                        (Name of Lender)


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                            Name:  Michael B. Botthof
                                            Title: Vice President

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        INTERNATIONAL" NEW YORK BRANCH


                                        By: /s/ Michael L. Laurie
                                            ------------------------------------
                                            Name:  Michael L. Laurie
                                            Title: Executive Director


                                        By: /s/ Brett Delfino
                                            ------------------------------------
                                            Name:  Brett Delfino
                                            Title: Executive Director

                                        TRS ECLIPSE LLC
                                        (Name of Lender)


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                            Name:  Deborah O'Keeffe
                                            Title: Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill II - INGOTS,
                                        Ltd., as Term Lender


                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  DIANCE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for AVERY POINT CLO,
                                        Ltd., as Term Lender


                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill III CLO,
                                        Ltd., as Term Lender


                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point II CLO,
                                        Ltd., as Term Lender


                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill I - INGOTS,
                                        Ltd., as Term Lender


                                        By: /s/ Diane J. Exter
                                            ------------------------------------
                                            Name:  DIANE J. EXTER
                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER

                                        Comerica Bank
                                        (Name of Lender)


                                        By: /s/ Mark J. Levercce
                                            ------------------------------------
                                            Name:  Mark J. Levercce
                                            Title: Commercial Banking Officer

                                        Farm Credit Services of America, PCA

                                        By: /s/ Bruce P. Rouse
                                            ------------------------------------
                                            Name:  Bruce P. Rouse
                                            Title: Vice President

                                        Bank of Montreal

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: MANAGER

                                        Banco Espirito Santo, S.A.

                                        By: /s/ Andrew M. Orsen
                                            ------------------------------------
                                            Name:  Andrew M. Orsen
                                            Title: Vice President


                                        By: /s/ Christina N. Ferreira
                                            ------------------------------------
                                            Name:  Christina N. Ferreira
                                            Title: Senior Vice President

                                        Mountain Capital CLO 11 Ltd.
                                        (Name of Lender)


                                        By: /s/ Chris Siddons
                                            ------------------------------------
                                            Name:  Chris Siddons
                                            Title: Director

                                        Mountain Capital CLO 1 Ltd.
                                        (Name of Lender)


                                        By: /s/ Chris Siddons
                                            ------------------------------------
                                            Name:  Chris Siddons
                                            Title: Director

                                        SEQUILS-Cumberland I, Ltd.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager

                                        By: /s/ Matt Stouffer
                                            ------------------------------------
                                            Name:  Matt Stouffer
                                            Title: Senior Vice President

                                        BRYN MAWR CLO, Ltd.
                                        By: Deerfield Capital Management LLC
                                            as its Collateral Manager

                                        By: /s/ Matt Stouffer
                                            ------------------------------------
                                            Name:  Matt Stouffer
                                            Title: Senior Vice President

                                        LONG GROVE CLO, LIMITED
                                        By: Deerfield Capital Management LLC
                                            as its Collateral Manager

                                        By: /s/ Matt Stouffer
                                            ------------------------------------
                                            Name:  Matt Stouffer
                                            Title: Senior Vice President

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY
                                        By: Babson Capital Management LLC
                                            as Investment Adviser

                                        By: /s/ John W. Stelwagon
                                            ------------------------------------
                                            Name:  JOHN W. STELWAGON
                                            Title: Managing Director

                                        SIMSBURY CLO, LIMITED
                                        By: Babson Capital Management LLC
                                            under delegated authority from
                                            Massachusetts Mutual Life Insurance
                                            Company as Collateral Manager

                                        By: /s/ John W. Stelwagon
                                            ------------------------------------
                                            Name:  JOHN W. STELWAGON
                                            Title: Managing Director

                                        SUFFIELD CLO, LIMITED
                                        By: Babson Capital Management LLC
                                            as Collateral Manager

                                        By: /s/ John W. Stelwagon
                                            ------------------------------------
                                            Name:  JOHN W. STELWAGON
                                            Title: Managing Director

                                        ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                        By: Babson Capital Management LLC
                                            as Collateral Manager

                                        By: /s/ John W. Stelwagon
                                            ------------------------------------
                                            Name:  JOHN W. STELWAGON
                                            Title: Managing Director

                                        MUIRFIELD TRADING LLC


                                        By: /s/ Diana M. Himes
                                            ------------------------------------
                                            Name:  DIANA M. HIMES
                                            Title: ASSISTANT VICE PRESIDENT